Q4 Supplemental Package FEBRUARY 19, 2019 Table of Contents Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Seasonality of Operations - Build-up to 2019 Same Store Grouping S-8 Investment Update S-9 Owned Development Update S-10 Presale Development Update S-11 Third-Party Development Update S-12 Management Services Update S-13 Capital Structure S-14 Interest Coverage S-15 Capital Allocation – Long Term Funding Plan (2019-2023) S-16 2019 Outlook - Summary S-17 2019 Outlook - Detail S-18 Detail of Property Groupings S-19 Definitions S-20 Investor Information S-22

Financial Highlights ($ in thousands, except share and per share data) Operating Data Three Months Ended December 31, Year Ended December 31, 2018 2017 $ Change % Change 2018 2017 $ Change % Change Total revenues $ 245,873 $ 227,563 $ 18,310 8.0% $ 880,810 $ 796,447 $ 84,363 10.6% Operating income 67,520 63,134 4,386 6.9% 212,595 141,906 70,689 49.8% Net income attributable to ACC1 47,504 39,062 8,442 21.6% 117,095 69,038 48,057 69.6% Net income per share - basic and diluted 0.34 0.28 0.84 0.50 Funds From Operations ("FFO")2 113,320 103,909 9,411 9.1% 329,436 317,358 12,078 3.8% FFO per share - diluted2 0.82 0.75 0.07 9.3% 2.38 2.31 0.07 3.0% Funds From Operations - Modified ("FFOM")2 100,243 100,051 192 0.2% 319,837 317,886 1,951 0.6% FFOM per share - diluted2 0.72 0.72 0.00 0.0% 2.31 2.32 (0.01) (0.4%) Market Capitalization and Unsecured Notes Covenants3 December 31, 2018 December 31, 2017 Debt to total market capitalization 34.6% 34.8% Net debt to EBITDA4 6.3x 6.8x Unencumbered asset value to total asset value 81.2% 83.7% Total debt to total asset value 36.5% 38.0% Secured debt to total asset value 10.2% 8.2% Unencumbered asset value to unsecured debt 308.0% 280.1% Interest coverage4 4.2x 4.2x 1. Excluding net gain from the extinguishment of debt, net income attributable to ACC for the three months ended December 31, 2018 would have been $38.9 million. Excluding net gains from the extinguishment of debt, net losses and net gains from dispositions of real estate and impairment charges, net income attributable to ACC for the years ended December 31, 2018 and December 31, 2017 would have been $66.9 million and $85.0 million, respectively. 2. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure. 3. Refer to the definitions outlined on pages S-20 and S-21 for detailed definitions of terms appearing on this page. 4. Refer to calculations on page S-15, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. S-1

Consolidated Balance Sheets ($ in thousands) December 31, 2018 December 31, 2017 (unaudited) Assets Investments in real estate: Owned properties, net $ 6,583,397 $ 6,450,364 On-campus participating properties, net 77,637 81,804 Investments in real estate, net 6,661,034 6,532,168 Cash and cash equivalents 71,238 41,182 Restricted cash 35,279 23,590 Student contracts receivable, net 8,565 9,170 Other assets1 262,730 291,260 Total assets $ 7,038,846 $ 6,897,370 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt, net $ 853,084 $ 664,020 Unsecured notes, net 1,588,446 1,585,855 Unsecured term loans, net 198,769 647,044 Unsecured revolving credit facility 387,300 127,600 Accounts payable and accrued expenses 88,767 53,741 Other liabilities1 191,233 187,983 Total liabilities 3,307,599 3,266,243 Redeemable noncontrolling interests 184,446 132,169 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,370 1,364 Additional paid in capital 4,458,240 4,326,910 Common stock held in rabbi trust (3,092) (2,944) Accumulated earnings and dividends (971,070) (837,644) Accumulated other comprehensive loss (4,397) (2,701) Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 3,481,051 3,484,985 Noncontrolling interests - partially owned properties 65,750 13,973 Total equity 3,546,801 3,498,958 Total liabilities and equity $ 7,038,846 $ 6,897,370 1. For purposes of calculating net asset value ("NAV") at December 31, 2018, the company excludes other assets of approximately $4.6 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases and other liabilities of approximately $50.6 million related to deferred revenue and fee income. S-2

Consolidated Statements of Comprehensive Income ($ in thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2018 2017 $ Change 2018 2017 $ Change Revenues (unaudited) (unaudited) Owned properties $ 228,105 $ 207,154 $ 20,951 $ 825,959 $ 738,710 $ 87,249 On-campus participating properties 10,991 10,817 174 34,596 33,945 651 Third-party development services 3,398 6,064 (2,666) 7,281 10,761 (3,480) Third-party management services 2,503 2,639 (136) 9,814 9,832 (18) Resident services 876 889 (13) 3,160 3,199 (39) Total revenues 245,873 227,563 18,310 880,810 796,447 84,363 Operating expenses (income) Owned properties1 91,328 82,877 8,451 373,521 332,429 41,092 On-campus participating properties 3,572 3,304 268 14,602 14,384 218 Third-party development and management services 3,886 3,436 450 15,459 15,225 234 General and administrative2 7,482 6,186 1,296 34,537 31,386 3,151 Depreciation and amortization 68,756 65,564 3,192 263,203 234,955 28,248 Ground/facility leases 3,329 3,062 267 11,855 10,213 1,642 (Gain) loss from disposition of real estate — — — (42,314) 632 (42,946) Provision for real estate impairment3 — — — — 15,317 (15,317) Other operating income — — — (2,648) — (2,648) Total operating expenses 178,353 164,429 13,924 668,215 654,541 13,674 Operating income 67,520 63,134 4,386 212,595 141,906 70,689 Nonoperating income (expenses) Interest income 1,094 1,222 (128) 4,834 4,945 (111) Interest expense (27,021) (23,178) (3,843) (99,228) (71,122) (28,106) Amortization of deferred financing costs (1,072) (1,422) 350 (5,816) (4,619) (1,197) Gain from extinguishment of debt, net 8,651 — 8,651 7,867 — 7,867 Other nonoperating income 731 — 731 1,301 — 1,301 Total nonoperating expenses (17,617) (23,378) 5,761 (91,042) (70,796) (20,246) Income before income taxes 49,903 39,756 10,147 121,553 71,110 50,443 Income tax provision4 (282) (198) (84) (2,429) (989) (1,440) Net income 49,621 39,558 10,063 119,124 70,121 49,003 Net income attributable to noncontrolling interests (2,117) (496) (1,621) (2,029) (1,083) (946) Net income attributable to ACC, Inc. and Subsidiaries common stockholders $ 47,504 $ 39,062 $ 8,442 $ 117,095 $ 69,038 $ 48,057 Other comprehensive income Change in fair value of interest rate swaps and other (2,422) 494 (2,916) (1,696) 1,366 (3,062) Comprehensive income $ 45,082 $ 39,556 $ 5,526 $ 115,399 $ 70,404 $ 44,995 Net income per share attributable to ACC, Inc. and Subsidiaries common stockholders Basic and diluted $ 0.34 $ 0.28 $ 0.84 $ 0.50 Weighted-average common shares outstanding Basic 137,031,547 136,426,506 136,815,051 135,141,423 Diluted 137,903,783 137,238,418 137,722,049 136,002,385 1. Owned property operating expenses for the year ended December 31, 2018 include $0.3 million of transaction costs incurred in connection with the closing of a presale transaction in August 2018 and $0.2 million of the company's proportionate share of transaction costs incurred in connection with the closing of the ACC / Allianz joint venture transaction in May 2018. 2. The year ended December 31, 2018 includes $5.8 million of transaction costs incurred in connection with closing of the ACC / Allianz joint venture transaction. The year ended December 31, 2017 includes $4.5 million of contractual executive separation and retirement charges with regard to the retirement of the company's former Chief Financial Officer and $2.9 million in transaction costs related to the company's initial investment in the Core Spaces / DRW joint ventures. 3. Represents an impairment charge recorded for an owned property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. 4. Income tax provision for the year ended December 31, 2018 includes $1.3 million in estimated state income tax related to a taxable gain resulting from the ACC / Allianz joint venture transaction. S-3

Consolidated Statements of Funds from Operations (Unaudited, $ in thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2018 2017 $ Change 2018 2017 $ Change Net income attributable to ACC, Inc. and Subsidiaries common stockholders $ 47,504 $ 39,062 $ 8,442 $ 117,095 $ 69,038 $ 48,057 Noncontrolling interests1 360 483 (123) 1,256 1,076 180 (Gain) loss from disposition of real estate — — — (42,314) 632 (42,946) Elimination of provision for real estate impairment — — — — 15,317 (15,317) Real estate related depreciation and amortization2 65,456 64,364 1,092 253,399 231,295 22,104 Funds from operations ("FFO") attributable to common stockholders and OP unitholders 113,320 103,909 9,411 329,436 317,358 12,078 Elimination of operations of on-campus participating properties Net income from on-campus participating properties (3,801) (3,760) (41) (5,516) (5,133) (383) Amortization of investment in on-campus participating properties (1,963) (1,915) (48) (7,819) (7,536) (283) 107,556 98,234 9,322 316,101 304,689 11,412 Modifications to reflect operational performance of on-campus participating properties Our share of net cashflow3 696 854 (158) 2,928 2,841 87 Management fees 506 488 18 1,564 1,534 30 Contribution from on-campus participating properties 1,202 1,342 (140) 4,492 4,375 117 Transaction costs4 — — — 7,586 2,855 4,731 Elimination of gains from extinguishment of debt, net5 (8,651) — (8,651) (7,867) — (7,867) Elimination of gain from insurance and litigation settlements6 (675) — (675) (3,323) — (3,323) Elimination of FFO from property in receivership7 811 475 336 2,848 1,452 1,396 Contractual executive separation and retirement charges8 — — — — 4,515 (4,515) Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders $ 100,243 $ 100,051 $ 192 $ 319,837 $ 317,886 $ 1,951 FFO per share - diluted $ 0.82 $ 0.75 $ 2.38 $ 2.31 FFOM per share - diluted $ 0.72 $ 0.72 $ 2.31 $ 2.32 Weighted-average common shares outstanding - diluted 138,576,084 138,323,062 138,571,270 137,099,084 1. The difference from the amount presented in the company’s consolidated statements of comprehensive income represents the joint venture partners’ share of net income. 2. The difference from the amount presented in the company’s consolidated statements of comprehensive income represents the joint venture partners’ share of depreciation and corporate depreciation. The joint venture partners' share of depreciation for the three months and year ended December 31, 2018 was $2.1 million and $5.1 million, respectively. Corporate depreciation for the three months and year ended December 31, 2018 was $1.2 million and $4.7 million, respectively. 3. 50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page S-3). 4. The year ended December 31, 2018 includes transaction costs incurred in connection with the closing of a presale transaction in August 2018, and transaction costs and an income tax provision incurred in connection with the closing of the ACC / Allianz joint venture transaction in May 2018. The year ended December 31, 2017 amount represents transaction costs incurred in connection with the closing of the Core Spaces / DRW joint ventures in August 2017. 5. The three months ended December 31, 2018 amount represents a gain related to the planned extinguishment of debt resulting from the unwinding of a New Market Tax Credit ("NMTC") structure at one of the company's owned properties. The year ended December 31, 2018 amount represents the gain discussed previously, which was offset by losses associated with the early extinguishment of mortgage loans due to real estate disposition transactions, including the sale of partial ownership interests in properties. 6. Represents a gain related to cash proceeds received from a litigation settlement in the second quarter 2018, and an insurance gain in the fourth quarter 2018. 7. Represents FFO for an owned property that has been in receivership since May 2017 that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. FFOM for the prior year comparable periods has been adjusted to reflect this elimination. 8. Represents contractual executive separation and retirement charges incurred with regard to the retirement of the company's former Chief Financial Officer. S-4

Owned Properties Results of Operations ($ in thousands) Three Months Ended December 31, Year Ended December 31, 2018 2017 $ Change % Change 2018 2017 $ Change % Change Owned properties revenues Same store properties1 $ 181,435 $ 177,507 $ 3,928 2.2% $ 692,206 $ 679,281 $ 12,925 1.9% New properties 46,696 24,729 21,967 126,176 38,672 87,504 Sold and held for sale properties2 850 5,807 (4,957) 10,737 23,956 (13,219) Total revenues3 $ 228,981 $ 208,043 $ 20,938 10.1% $ 829,119 $ 741,909 $ 87,210 11.8% Owned properties operating expenses Same store properties1 4 $ 74,848 $ 71,059 $ 3,789 5.3% $ 313,313 $ 304,238 $ 9,075 3.0% New properties 15,759 9,685 6,074 54,268 18,314 35,954 Other5 158 — 158 719 — 719 Sold and held for sale properties2 6 563 2,133 (1,570) 5,221 9,877 (4,656) Total operating expenses $ 91,328 $ 82,877 $ 8,451 10.2% $ 373,521 $ 332,429 $ 41,092 12.4% Owned properties net operating income Same store properties1 $ 106,587 $ 106,448 $ 139 0.1% $ 378,893 $ 375,043 $ 3,850 1.0% New properties 30,937 15,044 15,893 71,908 20,358 51,550 Other5 (158) — (158) (719) — (719) Sold and held for sale properties2 6 287 3,674 (3,387) 5,516 14,079 (8,563) Total net operating income $ 137,653 $ 125,166 $ 12,487 10.0% $ 455,598 $ 409,480 $ 46,118 11.3% Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2018 and 2017, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of December 31, 2018. Refer to page S-19 for detail of our same store groupings. 1. Does not include one property at Prairie View A&M University that converted to the on-campus participating property ("OCPP") structure in January 2019. Had this property not been converted to an OCPP, same store revenues, operating expenses and net operating income for the year ended December 31, 2018 would have been $693.2 million, $313.7 million and $379.5 million, respectively, which is how the company reflected same store net operating income in the Q3 2018 guidance update included in the Quarterly Earnings Analyst Package. 2. Includes properties sold in 2017 and 2018, one property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017, and one property that converted to the OCPP structure as described above. 3. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income. 4. Refer to page S-6 for detail of same store operating expenses. 5. Includes transaction costs and recurring professional fees related to the formation and operation of the ACC / Allianz joint venture that are included in owned properties operating expenses in the consolidated statements of comprehensive income (refer to page S-3). 6. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight. S-5

Same Store Owned Properties Operating Expenses ($ in thousands, except per bed amounts) Three Months Ended December 31, 2018 2017 % Change % of Total % of Total From Prior Operating Operating Total Per Bed Year Expenses Total Per Bed Expenses Property taxes $ 17,776 $ 233 8.9% 24% $ 16,320 $ 214 23% General & administrative and other1 17,016 223 3.8% 23% 16,386 215 23% Utilities2 16,614 218 1.1% 22% 16,432 215 23% Payroll3 13,604 178 6.4% 18% 12,781 167 18% Repairs and maintenance4 5,203 68 12.6% 7% 4,619 61 7% Marketing5 2,894 38 3.9% 4% 2,786 36 4% Insurance 1,741 23 0.3% 2% 1,735 23 2% Total same store owned operating expenses $ 74,848 $ 981 5.3% 100% $ 71,059 $ 931 100% Same store owned beds 76,289 Year Ended December 31, 2018 2017 % Change % of Total % of Total From Prior Operating Operating Total Per Bed Year Expenses Total Per Bed Expenses Property taxes6 $ 71,632 $ 939 8.3% 23% $ 66,135 $ 867 22% General & administrative and other1 67,582 886 1.1% 22% 66,847 876 22% Utilities2 66,303 869 1.7% 21% 65,216 855 21% Payroll3 58,858 772 1.9% 19% 57,744 757 19% Repairs and maintenance4 30,397 398 (0.7%) 9% 30,623 401 10% Marketing5 11,738 154 8.2% 4% 10,851 142 4% Insurance 6,803 89 (0.3%) 2% 6,822 90 2% Total same store owned operating expenses $ 313,313 $ 4,107 3.0% 100% $ 304,238 $ 3,988 100% Same store owned beds 76,289 Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2018 and 2017, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of December 31, 2018. The same store owned beds in the table above reflect total consolidated beds, including 4,611 beds in the ACC / Allianz joint venture. Refer to page S-19 for detail of our same store groupings. 1. Includes security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, bad debt, food service, and other miscellaneous expenses. 2. Represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. 3. Includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. 4. Includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process and approximately $0.4 million of costs incurred during the fourth quarter 2018 related to clean up and repairs incurred as a result of hurricanes Michael and Florence. 5. Includes costs related to property marketing campaigns associated with our ongoing leasing efforts. 6. The increase over the prior year is primarily due to additional property tax expense resulting from higher property tax assessments in various markets, and increases related to 2016 development deliveries and acquisitions that were assessed at full value for the first time. S-6

Seasonality of Operations ($ in thousands, except per bed amounts) Three Months Ended Total/Weighted Average- December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Last 12 Months 2018 same store properties Revenue per occupied bed Rental revenue per occupied bed per month $ 745 $ 743 $ 729 $ 733 $ 759 $ 741 Other income per occupied bed per month1 57 58 68 85 57 67 Total revenue per occupied bed $ 802 $ 801 $ 797 $ 818 $ 816 $ 808 Average number of owned beds4 76,259 76,289 76,289 76,289 76,289 76,289 Average physical occupancy for the quarter 96.7% 96.1% 90.2% 90.8% 97.1% 93.6% Total revenue $ 177,507 $ 176,229 $ 164,594 $ 169,948 $ 181,435 $ 692,206 Property operating expenses 71,059 74,949 73,851 89,665 74,848 313,313 Net operating income $ 106,448 $ 101,280 $ 90,743 $ 80,283 $ 106,587 $ 378,893 Operating margin 60.0% 57.5% 55.1% 47.2% 58.7% 54.7% 2018 new properties Revenue per occupied bed Rental revenue per occupied bed per month $ 809 $ 808 $ 812 $ 793 $ 841 $ 815 Other income per occupied bed per month1 59 54 76 70 49 62 Total revenue per occupied bed $ 868 $ 862 $ 888 $ 863 $ 890 $ 877 Average number of owned beds4 10,860 10,970 10,970 14,463 17,956 13,590 Average physical occupancy for the quarter 87.4% 86.4% 76.3% 87.3% 97.4% 88.2% Total revenue $ 24,729 $ 24,502 $ 22,294 $ 32,684 $ 46,696 $ 126,176 Property operating expenses 9,685 10,826 10,307 17,376 15,759 54,268 Net operating income $ 15,044 $ 13,676 $ 11,987 $ 15,308 $ 30,937 $ 71,908 Operating margin 60.8% 55.8% 53.8% 46.8% 66.3% 57.0% ALL PROPERTIES Revenue per occupied bed Rental revenue per occupied bed per month $ 752 $ 751 $ 739 $ 742 $ 775 $ 753 Other income per occupied bed per month1 57 57 69 83 55 66 Total revenue per occupied bed $ 809 $ 808 $ 808 $ 825 $ 830 $ 819 Average number of owned beds4 87,119 87,259 87,259 90,752 94,245 89,879 Average physical occupancy for the quarter 95.6% 94.9% 88.4% 90.2% 97.2% 92.7% Total revenue $ 202,236 $ 200,731 $ 186,888 $ 202,632 $ 228,131 $ 818,382 Property operating expenses 80,744 85,775 84,158 107,041 90,607 367,581 Net operating income $ 121,492 $ 114,956 $ 102,730 $ 95,591 $ 137,524 $ 450,801 Operating margin 60.1% 57.3% 55.0% 47.2% 60.3% 55.1% Sold, held for sale properties and other2 Total revenue $ 5,807 $ 5,658 $ 3,335 $ 894 $ 850 $ 10,737 Property operating expenses3 2,133 2,285 1,978 956 721 5,940 Net operating income3 $ 3,674 $ 3,373 $ 1,357 $ (62) $ 129 $ 4,797 Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2018 and 2017, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of December 31, 2018. The same store owned beds in the table above reflect total consolidated beds, including 4,611 beds in the ACC / Allianz joint venture. Refer to page S-19 for detail of our same store groupings. 1. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc. 2. Includes properties sold in 2017 and 2018, one property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017, and one property at Prairie View A&M University that was converted to the OCPP structure in January 2019. Also includes costs related to the formation of the ACC / Allianz joint venture as noted on page S-5. 3. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight. 4. The increase in the average number of owned beds from the fourth quarter of 2017 to the first quarter of 2018 is due to beds coming back online after being rebuilt due to fire damage. The damaged beds did not contribute revenue while under construction, and they were removed to appropriately reflect revenue per occupied bed. S-7

Seasonality of Operations - Build-up to 2019 Same Store Grouping ($ in thousands, except per bed amounts) Three Months Ended Total/Weighted Average- March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Last 12 Months 2018 same store properties1 Revenue per occupied bed Rental revenue per occupied bed per month $ 743 $ 729 $ 733 $ 759 $ 741 Other income per occupied bed per month2 58 68 85 57 67 Total revenue per occupied bed $ 801 $ 797 $ 818 $ 816 $ 808 Average number of owned beds 76,289 76,289 76,289 76,289 76,289 Average physical occupancy for the quarter 96.1% 90.2% 90.8% 97.1% 93.6% Total revenue $ 176,229 $ 164,594 $ 169,948 $ 181,435 $ 692,206 Property operating expenses 74,949 73,851 89,665 74,848 313,313 Net operating income $ 101,280 $ 90,743 $ 80,283 $ 106,587 $ 378,893 Operating margin 57.5% 55.1% 47.2% 58.7% 54.7% 2019 new same store properties3 Revenue per occupied bed Rental revenue per occupied bed per month $ 807 $ 811 $ 762 $ 810 $ 799 Other income per occupied bed per month2 50 71 80 58 64 Total revenue per occupied bed $ 857 $ 882 $ 842 $ 868 $ 863 Average number of owned beds 10,970 10,970 10,970 10,970 10,970 Average physical occupancy for the quarter 86.4% 76.3% 84.2% 97.7% 86.1% Total revenue $ 24,381 $ 22,159 $ 23,334 $ 27,921 $ 97,795 Property operating expenses 10,702 10,115 12,542 10,646 44,005 Net operating income $ 13,679 $ 12,044 $ 10,792 $ 17,275 $ 53,790 Operating margin 56.1% 54.4% 46.3% 61.9% 55.0% 2019 SAME STORE PROPERTIES Revenue per occupied bed Rental revenue per occupied bed per month $ 751 $ 739 $ 736 $ 766 $ 749 Other income per occupied bed per month2 57 68 84 57 66 Total revenue per occupied bed $ 808 $ 807 $ 820 $ 823 $ 815 Average number of owned beds 87,259 87,259 87,259 87,259 87,259 Average physical occupancy for the quarter 94.9% 88.4% 90.0% 97.2% 92.6% Total revenue $ 200,610 $ 186,753 $ 193,282 $ 209,356 $ 790,001 Property operating expenses 85,651 83,966 102,207 85,494 357,318 Net operating income $ 114,959 $ 102,787 $ 91,075 $ 123,862 $ 432,683 Operating margin 57.3% 55.0% 47.1% 59.2% 54.8% Note: The purpose of the table above is to provide a build-up to the 2019 same store property grouping. The same store owned beds in the tables above reflect total consolidated beds, including 4,611 beds in the ACC / Allianz joint venture. Refer to page S-19 for detail of same store groupings. 1. This section presents operating results for the 2018 same store properties from page S-7. 2. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc. 3. Includes 17 properties opened, acquired or renovated in 2017 that will become part of the same store grouping for 2019. S-8

Investment Update ($ in thousands) DISPOSITIONS Extinguished Project Location Primary University Served Beds Closing Date Sales Price Mortgage Debt Portfolio Disposition Icon Plaza Los Angeles, CA University of Southern California 253 May 18, 2018 $ — West 27th Place Los Angeles, CA University of Southern California 475 May 18, 2018 37,200 The Standard Athens, GA University of Georgia 610 May 18, 2018 — 1,338 $ 245,000 $ 37,200 JOINT VENTURE ACTIVITY1 Joint Venture Partner Outstanding Joint Venture Partner Ownership Interest Properties Beds Closing Date Mortgage Debt 2 Allianz Real Estate 45% 7 4,611 May 31, 2018 $ 330,000 1. As the company retained control of the properties after the closing of the joint venture transaction, no gain was recognized in the consolidated statements of comprehensive income (refer to page S-3). 2. The company placed $330 million of secured mortgage debt on the newly formed joint venture portfolio with a coupon of 4.07 percent and the full amount of principal due at maturity in June 2028. S-9

Owned Development Update ($ in thousands) OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION Project Estimated Total Costs Incurred as Scheduled Project Location Primary University / Market Served Type Beds Project Cost1 of December 31, 20182 Occupancy 191 College Auburn, AL Auburn University Off-campus 495 $ 59,300 $ 38,857 July 2019 LightView Boston, MA Northeastern University ACE 825 153,400 116,649 August 2019 University of Arizona Honors College Tucson, AZ University of Arizona ACE 1,056 84,700 49,637 August 2019 SUBTOTAL - 2019 DELIVERIES 2,376 $ 297,400 $ 205,143 Disney College Program Phases I-II3 4 Orlando, FL Walt Disney World Resort ACE 1,627 $ 108,500 $ 9,352 May & Aug 2020 Currie Hall Phase II5 Los Angeles, CA University of Southern California ACE 272 42,000 1,612 July 2020 San Francisco State University San Francisco, CA San Francisco State University ACE 584 129,200 15,003 August 2020 SUBTOTAL - 2020 DELIVERIES 2,483 $ 279,700 $ 25,967 Disney College Program Phases III-V3 6 Orlando, FL Walt Disney World Resort ACE 3,369 $ 190,400 $ 16,314 Jan, May & Aug 2021 SUBTOTAL - 2021 DELIVERIES 3,369 $ 190,400 $ 16,314 OWNED DEVELOPMENT PIPELINE7 Project Targeted Anticipated Estimated Targeted Project Location Primary University / Market Served Type Beds Commencement Project Cost1 8 Occupancy Disney College Program Phases VI-VIII3 Orlando, FL Walt Disney World Resort ACE 3,235 Q4 2019 $ 193,000 2022 Disney College Program Phases IX-X3 Orlando, FL Walt Disney World Resort ACE 2,209 Q2 2020 122,700 2023 5,444 $ 315,700 1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the universities. 2. Includes $242.2 million in construction in progress "CIP" and excludes $60.7 million of CIP balances related to for presale development projects and ongoing renovation projects at operating properties. Total consolidated CIP as of December 31, 2018 was $302.9 million. 3. The company executed a ground lease agreement with Walt Disney World® Resort to develop, own and manage housing for college students participating in the Disney student internship program (the “Disney College Program”). The development will be delivered in multiple phases from 2020-2023. 4. Phase I, with estimated project costs of $61.6 million and 778 beds, is scheduled for occupancy in May 2020. Phase II, with estimated project costs of $46.9 million and 849 beds, is scheduled for occupancy in August 2020. 5. Commenced construction in the first quarter of 2019. 6. Phase III, with estimated project costs of $54.4 million and 984 beds, is scheduled for occupancy in January 2021. Phase IV, with estimated project costs of $84.5 million and 1,521 beds, is scheduled for occupancy in May 2021. Phase V, with estimated project costs of $51.5 million and 864 beds, is scheduled for occupancy in August 2021. 7. Does not include land parcels in nine university markets totaling $58.1 million. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. 8. Estimated Project Cost includes predevelopment costs of $11.2 million incurred as of December 31, 2018 for owned development pipeline projects. S-10

Presale Development Update1 ($ in thousands) PRESALE DEVELOPMENT PROJECTS UNDER CONSTRUCTION Amount Funded Remaining Project Purchase as of Purchase Price Scheduled Project Location Primary University Served Type Beds Price2 December 31, 20183 to be Funded Occupancy The Flex at Stadium Centre Tallahassee, FL Florida State University Off-campus 340 $ 36,700 $ 353 $ 36,347 August 2019 959 Franklin4 Eugene, OR University of Oregon Off-campus 443 70,600 17,365 53,235 September 2019 SUBTOTAL - 2019 DELIVERIES 783 $ 107,300 $ 17,718 $ 89,582 1. Under the terms of a presale transaction, the company is obligated to purchase the property from the third-party developer as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains development risk during the construction period. In accordance with accounting guidance, the company includes presale properties in its consolidated financial statements upon execution of the presale agreement with the developer. 2. Includes the contractual purchase price and ACC-elected upgrades. 3. Includes ACC's investment funded to date, earnest money and mezzanine financing, if applicable. 4. The company executed the presale agreement with the developer in March 2018, at which time it provided $15.6 million of mezzanine financing to the project. S-11

Third-Party Development Update ($ in thousands) Three Months Ended December 31, Year Ended December 31, 2018 2017 $ Change 2018 2017 $ Change Development services revenue $ 3,398 $ 6,064 $ (2,666) $ 7,281 $ 10,761 $ (3,480) % of total revenue 1.4% 2.7% 0.8% 1.4% CONTRACTED PROJECTS IN PROGRESS Fees Earned Fees Remaining Fees as of Earned in as of Scheduled Project Location Primary University Served Beds Total Fees December 31, 2018 Current Year December 31, 2018 Completion University of Arizona Honors College1 Tucson, AZ University of Arizona — 1 $ 2,400 $ 1,742 $ 549 $ 658 July 2019 University of Illinois - Chicago Chicago, IL University of Illinois, Chicago 548 5,100 3,657 992 1,443 July 2019 University of California Irvine Phase IV Irvine, CA University of California, Irvine 1,441 5,900 4,164 1,152 1,736 August 2019 Delaware State University Dover, DE Delaware State University 620 2,500 1,753 1,753 747 August 2019 Dundee Residence Hall and Glasgow Riverside, CA University of California, Riverside 820 5,000 2,634 2,634 2,366 August 2020 Dining Hall 3,429 $ 20,900 $ 13,950 $ 7,080 $ 6,950 ON-CAMPUS AWARD PIPELINE2 Anticipated Anticipated Targeted Estimated Project Location Financing Structure Commencement Completion Fees Drexel University - Calhoun Hall3 Philadelphia, PA Third-party Q1 2019 Sept 2019 & April 2020 $1,750 Prairie View A&M University Phase IX Prairie View, TX Third-party Q2 2019 Fall 2020 $2,500 University of California - Riverside North Riverside, CA Third-party Q2 2019 Fall 2021 $6,500 District Phase I Upper Hearst Development for the Berkeley, CA Third-party Q3 2019 Summer 2021 $3,000 Goldman School of Public Policy University of California Irvine Phase V Irvine, CA Third-party Q3 2019 / Q3 2020 Summer 2021 / Summer 2022 $3,500 Concordia University Phase II Austin, TX Third-party Q1 2020 Summer 2021 TBD Princeton University Lake Campus Princeton, NJ TBD TBD TBD TBD Graduate Housing 1. The University of Arizona Honors College project includes the construction of a parking garage, academic center and a student recreation and wellness center as part of the overall development project. These components will be owned, managed and funded by the University, and the company is earning third-party development fees for its role in providing development services for those components of the project. 2. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. 3. Includes the construction of a student residence hall and honors college, which will be delivered in Fall 2019 and Spring 2020, respectively. S-12

Management Services Update ($ in thousands) Three Months Ended December 31, Year Ended December 31, 2018 2017 $ Change 2018 2017 $ Change Management services revenue $ 2,503 $ 2,639 $ (136) $ 9,814 $ 9,832 $ (18) % of total revenue 1.0% 1.2% 1.1% 1.2% NEW / PENDING MANAGEMENT CONTRACTS Actual or Approximate Stabilized Anticipated Project Location Primary University / Market Served Beds Annual Fees1 Commencement Spinner Place Winooski, VT University of Vermont 312 $ 60 October 2018 The Rixey Arlington, VA Marymount University 551 300 February 2019 Walt Disney World College Program2 Orlando, FL Walt Disney World Resort 7,870 250 April 2019 University of Illinois - Chicago Chicago, IL University of Illinois, Chicago 548 240 August 2019 Delaware State University Dover, DE Delaware State University 620 220 August 2019 Campus1 - Montreal3 Montreal, Quebec McGill University 886 250 September 2019 University of California Irvine Phase IV Irvine, CA University of California, Irvine 1,441 630 September 2019 Dundee Residence Hall and Glasgow Dining Hall Riverside, CA University of California, Riverside 820 440 September 2020 13,048 $ 2,390 DISCONTINUED MANAGEMENT CONTRACTS 2018 Fee Contribution Prior to Project Location Primary University / Market Served Beds Termination Discontinued As Of SAIT Residence Alberta, Canada Southern Alberta Institute of Technology 1,171 $ 111 May 2018 University Village Dallas, TX University of Texas - Dallas 2,551 406 October 2018 University Commons Dallas, TX University of Texas - Dallas 2,222 346 October 2018 5,944 $ 863 1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. 2. As the project's facilities manager, the company is responsible for the operations and maintenance of the project. Because of the company’s role in funding payroll costs for on-site personnel at the properties, accounting guidance requires the management fee for this project to be recorded on a gross basis in the company’s consolidated financial statements. Accordingly, both management services revenue and third-party management services expenses in the accompanying consolidated statements of comprehensive income for 2019 will include approximately $3.2 million in reimbursed payroll costs. The stabilized annual fee noted above does not include such reimbursed costs and represents the net management fee anticipated to be earned by the company. 3. The stabilized annual fee amount does not include an initial operations fee of $105,000 earned from July 2018 through August 2019. S-13

Capital Structure as of December 31, 2018 ($ in millions, except per share data) Market Capitalization & Unsecured Notes Covenants Debt Maturity Schedule Total Debt1 $ 3,032 Total Equity Market Value2 5,733 Total Market Capitalization $ 8,765 Debt to Total Market Capitalization 34.6% Net Debt to EBITDA3 6.3x Total Asset Value4 $ 8,296 Unencumbered Asset Value 6,738 Unencumbered Asset Value to Total Asset Value 81.2% Requirement Current Ratio Total Debt to Total Asset Value ≤ 60% 36.5% Secured Debt to Total Asset Value ≤ 40% 10.2% Unencumbered Asset Value to Unsecured Debt > 150% 308.0% Interest Coverage3 > 1.5x 4.2x Weighted Average Principal Average Term To Outstanding1 Interest Rate Maturity Mortgage Loans5 $ 727 4.6%6 5.6 Yrs Construction Loans7 23 5.3% 0.7 Yrs Unsecured Revolving Credit Facility 387 3.7% 3.2 Yrs Unsecured Term Loan 200 3.5% 3.5 Yrs Unsecured Notes 1,600 3.7% 5.1 Yrs On-Campus Participating Properties 95 5.4% 13.8 Yrs Total/Weighted Average $ 3,032 4.0% 5.1 Yrs Variable Rate Debt as % of Total Debt8 21.5% Weighted Average Interest Rate Of Debt Maturing Each Year Mortgage Loans 4.5% 5.6% 5.4% 4.0% 0.0% 4.5% 0.0% 0.0% 0.0% 4.1% Total Debt 4.7% 3.5% 5.2% 3.6% 3.9% 4.3% 7.6% 0.0% 3.6% 4.2% Note – refer to the definitions outlined on pages S-20 and S-21 for detailed definitions of terms appearing on this page. 1. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $11.6 million, unamortized original issue discount on unsecured notes of $1.6 million, and unamortized deferred financing costs of $14.0 million. 2. Based on share price of $41.39 and fully diluted share count of 138,502,267 as of December 31, 2018. Assumes conversion of 672,301 common and preferred Operating Partnership units and 862,680 unvested restricted stock awards. 3. Refer to calculations on page S-15, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. 4. Excludes accumulated depreciation of $1.3 billion and receivables and intangible assets, net of accumulated amortization, of $57.8 million. 5. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture transaction closed in May 2018, of which the company has a 55% interest. Also includes $327.2 million of fixed rate mortgage loans, and one $70.0 million variable rate mortgage loan that was swapped to a fixed rate in January 2019, at which time the maturity was extended to January 2024. 6. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.2%. 7. Construction loans are associated with presale developments and are an obligation of the third-party developer. In accordance with accounting guidance, the company is including the presale development properties and any associated debt in its consolidated financial statements. The debt will be paid off by the developer using proceeds from the company's purchase of the properties. 8. As of December 31, 2018 the company's variable rate debt consists of the unsecured revolving credit facility, unsecured term loan, a $41.4 million mortgage loan at one of our on-campus participating properties, and construction loans for presale developments. Excludes one variable rate mortgage loan that was swapped to a fixed rate in January 2019. S-14

Interest Coverage ($ in thousands) Three Months Ended March 31, June 30, September 30, December 31, Last Twelve 2018 2018 2018 2018 Months Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders $ 25,927 $ 46,009 $ (2,345) $ 47,504 $ 117,095 Net income (loss) attributable to noncontrolling interests 323 (19) (392) 2,117 2,029 Interest expense 23,684 23,338 25,185 27,021 99,228 Income tax provision (benefit) 281 2,085 (219) 282 2,429 Depreciation and amortization 64,779 63,537 66,131 68,756 263,203 Amortization of deferred financing costs 1,414 2,214 1,116 1,072 5,816 Share-based compensation 3,443 3,604 2,875 2,254 12,176 Loss (gain) on extinguishment of debt, net — 784 — (8,651) (7,867) Gain from disposition of real estate — (42,314) — — (42,314) Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") $ 119,851 $ 99,238 $ 92,351 $ 140,355 $ 451,795 Pro-forma adjustments to EBITDA1 15,605 Adjusted EBITDA $ 467,400 Interest Expense from consolidated statement of comprehensive income $ 23,684 $ 23,338 $ 25,185 $ 27,021 $ 99,228 Amortization of mortgage debt premiums/discounts 1,522 1,310 1,235 1,234 5,301 Capitalized interest 3,020 3,987 2,610 2,067 11,684 Change in accrued interest payable (7,204) 7,261 (7,084) 4,709 (2,318) Cash Interest Expense $ 21,022 $ 35,896 $ 21,946 $ 35,031 $ 113,895 Pro-forma adjustments to Cash Interest Expense1 (2,086) Adjusted Interest Expense $ 111,809 Interest Coverage 4.2x Note: refer to the definitions outlined on pages S-20 and S-21 for detailed definitions of terms appearing on this page. 1. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. S-15

Capital Allocation – Long Term Funding Plan (2019-2023) ($ in millions) Sources and Uses for Development - As of December 31, 2018 Estimated Project Total Costs Remaining Estimated Capital Uses: Cost Incurred Capital Needs Development and Presale Development Pipeline1: 2019 Developments Underway $ 405 $ 223 $ 182 2020 Developments Underway or Expected to Start in Current Year 171 17 154 Disney Internships & College Program Housing Phases I-II (2020 Deliveries) 109 9 100 Phases III-V (2021 Deliveries) 190 16 174 Phases VI-VIII (2022 Deliveries) 193 7 186 Phases IX-X (2023 Deliveries) 123 4 119 Core Spaces / DRW Portfolio Transaction: Presale Developments - 2019 Funding2 154 — 154 Total $ 1,345 $ 276 $ 1,069 Estimated Sources through 2023: Capital Sources Cash and Cash Equivalents as of December 31, 2018 $ 71 Estimated Cash Flow Available for Investment - through 20233 260 Anticipated Debt Funding - through 20234 100 - 300 Anticipated Capital Recycling and/or Equity Funding - through 20234 638 - 438 Total $ 1,069 Selected Credit Metrics5 Credit Metric: December 31, 2018 Pro Forma6 Total Debt to Total Asset Value 36.5% 34.3% - 38.3% Net Debt to EBITDA7 6.3x 5.7x - 6.4x Note: This analysis demonstrates anticipated funding for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, joint ventures, free cash available for investment, and capital market transactions. 1. Includes owned development and presale projects under construction, and management’s Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on pages S-10 and S-11. 2. Reflects the exercise of the option to purchase the remaining interest in the joint ventures with Core Spaces / DRW Real Estate Investments. 3. Available cash flow is derived from disclosures in our 2017 Form 10-K and is calculated as net cash provided by operating activities of $319.9 million less dividend payments of $236.5 million, less principal payments on debt of $12.8 million, less recurring capital expenditures of $18.5 million. Calculation results in available cash flow for investment in 2017 of $52.1 million, which is then annualized over the remaining 20 quarters through the end of 2023. 4. Reflects the company's current anticipated capital sources to fund committed developments through 2023. The actual mix of capital sources may vary based on prevailing capital market conditions and the company's balance sheet management strategy. 5. Refer to definitions outlined on pages S-20 and S-21 for detailed definitions of terms appearing on this page. 6. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs in excess of debt are funded with equity, while the higher end assumes remaining needs in excess of debt are funded with dispositions. Actual ratios will vary based on the timing of construction funding, future cash flow available for investment, and the ultimate mix of sources from debt, equity, joint ventures, or dispositions. 7. Refer to page S-15 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure. S-16

2019 Outlook - Summary1 ($ in thousands, except share and per share data) Low High Net income2 $ 74,600 $ 86,700 Noncontrolling interests 900 1,000 Depreciation and amortization 258,200 259,100 Funds from operations ("FFO") $ 333,700 $ 346,800 Elimination of operations from on-campus participating properties (14,100) (13,700) Contribution from on-campus participating properties 5,500 6,100 Transaction costs3 800 800 Funds from operations - modified ("FFOM") $ 325,900 $ 340,000 Net income per share - diluted $ 0.54 $ 0.62 FFO per share - diluted $ 2.40 $ 2.50 FFOM per share - diluted $ 2.35 $ 2.45 Weighted-average common shares outstanding - diluted 138,866,100 138,866,100 1. The company believes that the financial results for the fiscal year ending December 31, 2019 may be affected by, among other factors: • national and regional economic trends and events; • the success of leasing the company's owned properties for the 2019-2020 academic year; • the timing of acquisitions, dispositions or joint venture activity; • interest rate risk; • the timing of commencement and completion of construction on owned development projects; • the ability of the company to be awarded and the timing of the commencement of construction on third-party development projects; • university enrollment, funding and policy trends; • the ability of the company to earn third-party management revenues; • the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; • the ability of the company to integrate acquired properties; • the outcome of legal proceedings arising in the normal course of business; and • the finalization of property tax rates and assessed values in certain jurisdictions. 2. Does not include any potential gain or loss on sale from anticipated dispositions or the effect of transferring Blanton Common to the lender, as such will be eliminated for the purposes of calculating FFOM. 3. Represents transaction costs related to the closing of two presale development properties as disclosed on page S-11. S-17

2019 Outlook - Detail ($ in thousands, except share and per share data) FFO Guidance Assumptions & Other Low High Owned properties1: 2019 same store properties: Same store revenue $ 808,000 $ 813,000 Assumes academic year 2019/2020 opening same store rental revenue growth of 1.5% - 3.0%. % growth 2.3% 2.9% Same store operating expenses (368,600) (365,600) % growth 3.1% 2.3% Same store net operating income ("NOI") $ 439,400 $ 447,400 % growth 1.6% 3.4% 2019 new properties NOI $ 44,700 $ 45,900 2019 lost NOI from dispositions and other $ (1,300) $ (1,300) Includes lost NOI from an anticipated $9.5 million disposition during the second quarter and recurring Total owned properties NOI $ 482,800 $ 492,000 professional fees related to the operation of the ACC / Allianz joint venture. Third-party development services revenue $ 13,400 $ 16,400 Third-party management services revenue2 $ 12,800 $ 13,600 Third-party development and mgmt. services expenses2 $ (20,100) $ (20,500) General and administrative expenses $ (29,800) $ (30,500) Ground/facility leases expense $ (14,100) $ (14,500) Less: OCPP ground/facility leases expense $ 3,300 $ 3,700 Interest income $ 3,600 $ 3,600 Interest expense $ (110,000) $ (111,200) Net of $11.5 million of capitalized interest. Less: OCPP interest expense $ 4,900 $ 4,900 Amortization of deferred financing costs $ (4,700) $ (4,800) Corporate depreciation3 $ (5,300) $ (5,300) OCPP overhead $ (1,600) $ (1,600) Income tax provision $ (1,100) $ (1,100) Joint Ventures ("JV"): Existing JV partners' share of FFO4 $ (11,200) $ (11,200) For purposes of calculating NAV, the company excludes $16.9 million of existing JV partners' share of NOI. Speculative JV partner's share of FFO $ (3,300) $ (400) Represents the anticipated sale of a minority JV interest in a portfolio of properties in the 3rd quarter for Contribution from on-campus participating properties5 $ 5,500 $ 6,100 proceeds of approximately $180 million at the low end and $90 million at the high end of guidance. Transaction costs6 $ 800 $ 800 FFOM per share - diluted $ 2.35 $ 2.45 1. Refer to page S-19 for detail of the 2019 same store and new property groupings. 2. Includes approximately $3.2 million in reimbursed payroll costs as described on page S-13. 3. Represents depreciation expenses not added back in the calculation of FFO and FFOM as per the NAREIT definition of FFO. 4. Includes existing JV partners' share of net income of $2.7 million plus their share of real estate depreciation expense of $8.5 million for a total share of FFO of $11.2 million. 5. Includes the company's 50% share of OCPP net cash flow and management and development fees received, as per the definition of FFOM on page S-20. 6. Represents transaction costs related to the closing of two presale development properties as disclosed on page S-11. S-18

Detail of Property Groupings As of December 31, 2018 2018 Grouping 2019 Grouping Same Store Properties New Properties Same Store Properties New Properties # of Design # of Design # of Design # of Design Properties Beds Properties Beds Properties Beds Properties Beds Properties Purchased or Developed Prior to January 1, 2017 129 76,289 129 76,289 2017 Acquisition Properties 7 3,516 7 3,516 2017 Development Deliveries 10 7,454 10 7,454 2018 Development Deliveries 10 6,986 10 6,986 2019 Development Deliveries 5 3,159 5 3,159 2020 Development Deliveries 2 2,211 2 2,211 2021 Development Deliveries1 — 3,369 — 3,369 Total Owned Properties 129 76,289 34 26,695 146 87,259 17 15,725 Total # of Owned Properties Excluded2 2 Total Owned Design Beds Excluded1 1,004 Grand Total # of Owned Properties (All Groupings) 165 Grand Total Owned Design Beds (All Groupings) 103,988 Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included. 2018: The 2018 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2018 and 2017. This same store grouping will be used for purposes of presenting our 2018 same store operating results. 2019: The 2019 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2019 and 2018. This same store grouping will be used for purposes of presenting our 2019 same store operating results. 1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries expected to occur in 2020 and full development completion in 2023. All phases are counted as one property in the table above. 2. Represents one property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017, and one property at Prairie View A&M University that was converted to the OCPP structure in January 2019. S-19

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (”FFO”) (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, the (”FFOM”) elimination of real estate transaction costs, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-20

Definitions GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and “NOI” administrative expenses. On-campus Participating A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, Properties construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design beds less beds used by on-site staff. Same Store Grouping Owned properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development or redevelopment, or repositioning activities, and are not classified as held for sale as of the current period- end. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-21

Investor Information Executive Management Bill Bayless Chief Executive Officer Jim Hopke President Jennifer Beese Chief Operating Officer Daniel Perry Chief Financial Officer William Talbot Chief Investment Officer Kim Voss Chief Accounting Officer Research Coverage Jacob Kilstein Argus Research Company (646) 747-5447 jkilstein@argusresearch.com Jeffery Spector / Shirley Wu Bank of America / Merrill Lynch (646) 855-1363 / (646) 855-3081 jeff.spector@baml.com / s.wu@baml.com Daniel Bernstein / Louis Benedict Capital One (571) 835-7202 / (646) 231-9584 daniel.bernstein@capitalone.com / louis.benedict@capitalone.com Michael Bilerman / Nick Joseph Citigroup Equity Research (212) 816-1383 / (212) 816-1909 michael.bilerman@citi.com / nicholas.joseph@citi.com Derek Johnston / Tom Hennessy Deutsche Bank Securities, Inc. (212) 250-5683 / (212) 250-4063 derek.johnston@db.com / tom.hennessy@db.com Steve Sakwa / Samir Khanal Evercore ISI (212) 446-9462 / (212) 888-3796 steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com Andrew Rosivach Goldman Sachs (212) 902-2796 andrew.rosivach@gs.com John Pawlowski / Alan Peterson Green Street Advisors (949) 640-8780 / (949) 640-8780 jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com Aaron Hecht JMP Securities (415) 835-3963 ahecht@jmpsecurities.com Anthony Paolone / Nikita Bely J.P. Morgan Securities (212) 622-6682 / (212) 622-0695 anthony.paolone@jpmorgan.com / nikita.bely@jpmorgan.com Jordan Sadler / Austin Wurschmidt KeyBanc Capital Markets (917) 368-2280 / (917) 368-2311 jsadler@key.com / awurschmidt@key.com Drew Babin / Alex Kubicek Robert W. Baird & Co. (610) 238-6634 / (414) 765-7311 dbabin@rwbaird.com / akubicek@rwbaird.com Alexander Goldfarb / Daniel Santos Sandler O'Neill + Partners, L.P. (212) 466-7937 / (212) 466-7927 agoldfarb@sandleroneill.com / dsantos@sandleroneill.com American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Corporate Headquarters Investor Relations American Campus Communities, Inc. Tel: (512) 732-1000 Ryan Dennison (512) 732-1000 12700 Hill Country Blvd., Suite T-200 Fax: (512) 732-2450 SVP, Capital Markets and Investor Relations rdennison@americancampus.com Austin, Texas 78738 www.americancampus.com S-22

Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this supplemental package contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. For discussions of some risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2017 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2019 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The Company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the Company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.